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                           PAINEWEBBER BALANCED FUND

                SUPPLEMENT TO PROSPECTUS DATED DECEMBER 10, 1999

                                                                October 10, 2000

Dear Investor,

  This supplement to the Prospectus dated December 10, 1999 for PaineWebber Balanced Fund describes important changes affecting your fund. These changes were proposed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and approved by your fund's board as in the best interests of fund shareholders. If you have any questions about these changes, you should contact your Financial Advisor.

  The purpose of this supplement is to notify you of

       - the proposed merger of Balanced Fund, a series of PaineWebber Master Series, Inc., into PaineWebber Tactical Allocation Fund, a series of another open-end mutual fund, and

       - changes in Balanced Fund's investment strategies and portfolio managers that became effective on October 10, 2000.

  Balanced Fund's shareholders must approve its proposed merger before the transaction can be effected. The proposed merger will be submitted to Balanced Fund's shareholders at a meeting expected to be held in January or February 2001. If approved by Balanced Fund's shareholders, the merger is expected to become effective in February or March 2001.

  The merger is expected to be a tax-free transaction, which means that no gain or loss will be recognized by either fund and that Balanced Fund's shareholders will not realize any gain or loss on their receipt of Tactical Allocation Fund shares in the merger. More information about the proposed merger, the investment strategy changes and the portfolio manager changes is set out below.

PROPOSED MERGER

  On October 6, 2000, Balanced Fund's board of directors approved the submission to shareholders of an Agreement and Plan of Reorganization and Termination ("Plan") under which the Fund would transfer substantially all of its assets and liabilities to Tactical Allocation Fund, a series of PaineWebber Investment Trust. If Balanced Fund's shareholders approve the proposed merger, they will receive shares of Tactical Allocation Fund in exchange for their shares in Balanced Fund, and Balanced Fund will cease operations.

  Balanced Fund and Tactical Allocation Fund have similar investment objectives. Balanced Fund's investment objective is high total return with low volatility. Tactical Allocation Fund's investment objective is total return, consisting of long-term capital appreciation and current income. Both funds allocate their assets between stocks and fixed income investments, although Tactical Allocation Fund generally limits its bond investments to five-year U.S. Treasury notes and its cash investments to U.S. Treasury bills with remaining maturities of 30 days. Balanced Fund invests in a broader selection of bonds, including bonds of private issuers. More information about the proposed merger will be provided to Balanced Fund's shareholders in proxy solicitation materials that are expected to be mailed in December 2000.

  You may continue to buy and sell shares in Balanced Fund and exchange your Balanced Fund Class A, Class B and Class C shares for shares of the corresponding class of other PaineWebber funds prior to the shareholder meetings. When you sell or exchange your Balanced Fund shares, you generally will be subject to federal income tax on any gain you realize. If Balanced Fund's shareholders approve the merger proposal, Balanced Fund expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is effected.

INVESTMENT STRATEGY CHANGES

  In managing Balanced Fund's stock investments, Mitchell Hutchins now seeks to replicate (before fees and expenses) the total return of the S&P 500 Index. In managing Balanced Fund's bond investments, Mitchell Hutchins seeks to replicate (before fees and expenses) the total return of the Lehman Brothers Aggregate Bond Index. Mitchell Hutchins' process for determining allocation of the Fund's assets among different asset classes remains unchanged.

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  These changes in investment strategies for Balanced Fund will result in realignment of the fund's portfolio holdings over the next several weeks. As a result, during this period, the fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the fund may realize more capital gains that may increase its taxable dividends for the current year.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 10, 1999 FOR PAINEWEBBER BALANCED FUND IS REVISED AS FOLLOWS:

THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 3 OF THE PROSPECTUS IS REVISED BY REPLACING THE LAST PARAGRAPH WITH THE FOLLOWING:

           In buying and selling individual securities for the fund, Mitchell Hutchins uses the following criteria:

               - STOCKS. The fund's stock portion is designed to
                 track the performance of the Standard & Poor's 500 Composite Stock Price Index.

               - BONDS. The fund's bond portion is designed to track
                 the performance of the Lehman Brothers Aggregate
                 Bond Index.

THE SECTION CAPTIONED "PRINCIPAL RISKS" ON P. 3 OF THE PROSPECTUS AND THE SECTION CAPTIONED "MORE ABOUT RISKS AND INVESTMENT STRATEGIES" ON P. 9 OF THE PROSPECTUS ARE AMENDED BY THE ADDITION OF THE FOLLOWING NEW PARAGRAPH:

           INDEX TRACKING RISK. Balanced Fund expects a close correlation between the performance of the portion of its assets allocated to stocks and bonds, respectively, and that of the designated index in both rising and falling markets. However, although the fund attempts to replicate, before deduction of fees and expenses, the investment results of each index, the fund's investment results for its investments in stocks and bonds generally will not be identical to those of the corresponding index. Deviations from the performance of an index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by an index.

THE SECTION AT P. 17 OF THE PROSPECTUS CAPTIONED "PORTFOLIO MANAGERS" IS REVISED BY REPLACING THE TEXT UNDER "BALANCED FUND" WITH THE FOLLOWING:

           BALANCED FUND. T. Kirkham Barneby and Joe Baggett are responsible for the asset allocation decisions for Balanced Fund. Mr. Barneby is a managing director and chief investment officer for quantitative investments of Mitchell Hutchins. Mr. Baggett is a first vice president of Mitchell Hutchins and a member of its quantitative investments group. Prior to joining Mitchell Hutchins in 1996, Mr. Baggett worked at PaineWebber in its economics group. Mr. Barneby first assumed responsibility for the fund's asset allocation decisions in August 1995.
           Mr. Baggett assumed his fund responsibilities on October 10, 2000.

           Mr. Barneby and Frank Vallario assumed responsibility for the day-to-day management of the fund's stock investments on October 10, 2000. Mr. Vallario is a first vice president of Mitchell Hutchins and a member of its quantitative investments group. Prior to joining Mitchell Hutchins in March 1996, Mr. Vallario worked at PaineWebber in its capital markets group.

           Heidi Kirmaier assumed responsibility for the day-to-day management of the fund's bond investments on October 10, 2000. Ms. Kirmaier is a first vice president of Mitchell Hutchins and a member of its quantitative investments group. Ms. Kirmaier first joined Mitchell Hutchins in 1982.

           Susan Ryan is responsible for the day-to-day management of the portion of Balanced Fund's assets invested in money market instruments. Ms. Ryan has been with Mitchell
           Hutchins since 1982 and is a senior vice president of Mitchell Hutchins.

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